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                                                                    EXHIBIT 10.6

                                FOURTH AMENDMENT


                FOURTH AMENDMENT (this "Amendment"), dated as of January 15, 1998, among PAGEMART WIRELESS, INC. (formerly PageMart Nationwide, Inc.) (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BT COMMERCIAL CORPORATION, as Agent (the "Agent"), and BANKERS TRUST COMPANY, as Issuing Bank (the "Issuing Bank"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :

                 WHEREAS, the Borrower, the Lenders, the Agent, and the Issuing Bank are parties to a Credit Agreement, dated as of May 11, 1995 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

                 WHEREAS, the parties hereto wish to further modify the Credit Agreement as herein provided; and

                 WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;


                 NOW, THEREFORE, it is agreed:

                 1.       Section 1 of the Credit Agreement is hereby amended
                          by:

                 (a) inserting the following definitions in the appropriate alphabetical order:

                 "'Capital Expenditure Amount' shall mean (i) $175,000,000 less
         (ii) the amount by which (x) $90,000,000 exceeds (y) the Net Refinancing Amount plus (iii) the Permitted Equity Basket.

                 'Consent Solicitation Statement' shall mean the Amended Consent Solicitation Statement dated December 17, 1997 relating to the 15% Senior Discount Notes due 2005, a copy of which has been provided to the Agent and the Lenders prior to the Fourth Amendment Effective Date.
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                 'Fourth Amendment Effective Date' shall mean the date on which the Fourth Amendment to this Agreement becomes effective in accordance with its terms.

                 'Indenture Amendments' shall mean, collectively, (i) the amendments to the Indenture for the 12 1/4% Senior Discount Notes due 2003 described in the Offer to Purchase and (ii) the amendments to the Indenture for the 15% Senior Discount Notes due 2005 described in the Consent Solicitation Statement.

                 'Merger' shall mean the merger of PageMart into the Borrower pursuant to which the Borrower will be the surviving corporation.

                 'Net Refinancing Amount' shall mean (i) the net cash proceeds received by the Borrower from the issuance of the Senior Subordinated Notes, less (ii) the amounts paid in connection with the prepayment of the 12 1/4% Senior Discount Notes due 2003 less (iii) all fees and expenses incurred in connection with the Refinancing (including, without limitation, all consent fees payable in connection with the Consent Solicitation Statement).

                 'Offer to Purchase' shall mean the Offer to Purchase and Consent Solicitation Statement relating to the 12 1/4% Senior Discount Notes due 2003 dated December 23, 1997, a copy of which has been provided to the Agent and the Lenders prior to the Fourth Amendment Effective Date.

                 'Refinancing' shall mean (i) the repurchase of the 12 1/4% Senior Discount Notes due 2003 as described in the Offer to Purchase,
         (ii) the Indenture Amendments, (iii) the Merger and (iv) the issuance of the Senior Subordinated Notes.

                 'Senior Subordinated Notes' shall mean the senior subordinated discount notes to be issued by the Borrower, the terms of which are described in the Offering Memorandum issued January 6, 1998 (a copy of which has been provided to the Agent and the Lenders prior to the Fourth Amendment Effective Date) and which on the date of issuance thereof are otherwise satisfactory in form and substance to the Agent.";

                 (b) amending the definition of "Eligible Accounts Receivable" set forth therein by (x) deleting the "(i)" immediately after the word "Accounts" in the first line thereof and (y) deleting the phrase "and (ii) title to which has been effectively conveyed by PageMart to the Borrower pursuant to the Asset Transfer Documents";

                 (c) amending the definition of "Indentures" set forth therein by (i) deleting the "and" before clause (ii) thereof and inserting a comma in lieu thereof and (ii) adding the following at the end thereof "and
(iii) the Indenture pursuant to which the





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Borrower issues its Senior Subordinated Notes, as each such Indenture may be amended and modified from time to time in accordance with the terms hereof";

                 (d) amending the definition of "PageMart" set forth therein by adding the following phrase at the end thereof "provided that after the consummation of the Merger all references to 'PageMart' set forth in the Credit Documents shall be deemed to be references to the Borrower";

                 (e) amending the definition of "Permitted Equity Basket" set forth therein by (i) inserting the phrase "received after the Fourth Amendment Effective Date" after the word "proceeds" in the second line thereof and (iii) inserting the phrase "after the Fourth Amendment Effective Date and" after the word "used" in the fourth line thereof; and

                 (f) deleting the definitions of "Asset Transfers," "Asset Transfer Documents," "Permitted Indenture Financing," "Permitted Indenture Financing Basket" and "Permitted Two Way Vendor Financing" set forth therein (and all references to such terms in the Credit Agreement are also deleted).

                 2. Section 2.12 of the Credit Agreement is hereby amended by deleting the phrase "(a) the segregation of Collections in respect of Accounts, on the one hand, from collections in respect of accounts receivable of PageMart, on the other hand and (b)".

                 3. Section 7.2 of the Credit Agreement is hereby amended by adding the following phrase at the end of the parenthetical in the second line thereof "and any other week if no Revolving Loan or Letter of Credit is then outstanding".

                 4. Section 8.6 of the Credit Agreement is hereby deleted in its entirety and the following provision is inserted in lieu thereof:

                 "8.6     Capital Expenditures.  Neither the Borrower nor any
         of its Restricted Subsidiaries shall make, or commit to make, any Capital Expenditures after the Fourth Amendment Effective Date other than (a) Capital Expenditures made or committed to be made the aggregate amount of which does not exceed the Capital Expenditure Amount and (b) Capital Expenditures allowed under Section 8.7(d)."

                 5. Section 8.7 of the Credit Agreement is hereby amended by (i) deleting the text of clauses (a) and (e) of said Section 8.7 in their entirety and inserting "[Intentionally Deleted]" in lieu thereof and (ii) deleting from clauses 5(c) and (d) of said Section 8.7 the following phrase "the Permitted Indenture Financing Basket".

                 6. Section 8.8 of the Credit Agreement is hereby amended as follows:

                             (i) clause (d) of said Section 8.8 is amended by deleting the phrase "Indebtedness under the Indentures and any other" set forth therein;





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                            (ii)  clause (g) of said Section 8.8 is amended by
                 adding the following phrase at the end thereof "except that the Borrower may guarantee Indebtedness of PageMart Canada Holding Corporation provided that the aggregate principal amount of such guaranteed Indebtedness does not exceed $5,000,000";

                           (iii) clause (h) of said Section 8.8 is hereby deleted in its entirety and substituted in lieu thereof is the following:

                                  "(h)     Indebtedness of the Borrower, and
                          prior to the Merger, PageMart under the Indentures, provided that (x) the initial accreted value of the Senior Subordinated Notes shall not exceed $225 million or such higher amount as shall be permitted under the Indentures, (y) the Senior Subordinated Notes may be issued only in connection with the Refinancing and (z) the aggregate principal amount of the 12 1/4% Senior Discount Notes due 2003 which remain outstanding after the consummation of the Refinancing shall not exceed, $58,000,000;", and

                            (iv)  deleting the text of clause (j) of said
                 Section 8.8 in its entirety and inserting "[Intentionally Deleted]" in lieu thereof.

                 7. Section 8.12(b) of the Credit Agreement is hereby amended by (i) deleting the "and" before clause (iv) thereof and inserting a comma in lieu thereof and (ii) inserting the following at the end thereof "and
(v) the Borrower may make prepayments of the 12 1/4% Senior Discount Notes due 2003 as described in the Offer to Purchase provided that (x) such prepayments do not exceed the aggregate net proceeds received by the Borrower from the issuance of the Senior Subordinated Notes, (y) the amounts paid in respect of such prepayments do not exceed the amount set forth in the Offer to Purchase and (z) such prepayments may only be made in connection with the Refinancing."

                 8. Article 8 of the Credit Agreement is hereby amended by adding the following new covenant:

                 "8.19 Indentures. (a) The Borrower shall not, and shall not permit any of its Subsidiaries to, amend or modify any Indenture without the prior written consent of the Agent and the Majority Lenders except that the Indenture Amendments shall be permitted.

                 (b) The Borrower shall not designate any Indebtedness as 'Designated Senior Indebtedness' under the Indenture for the Senior Subordinated Notes."





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                 9.  Section 9.1(h) of the Credit Agreement is hereby amended deleting the word "either" set forth in the second line thereof and inserting the word "any" in lieu thereof.

                 10. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions have been met:

                 (a) the Borrower, the Agent, the Majority Lenders and the Issuing Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office;

                 (b) the Agent shall have received resolutions of the Board of Directors of the Borrower, which resolutions shall be certified by the Secretary or any Assistant Secretary of the Borrower and shall authorize the execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby, and the foregoing shall be reasonably acceptable to the Agent;

                 (c) the Merger and the Indenture Amendments shall have become effective;

                 (d) the Agent shall have received evidence satisfactory to it that all filings, notices and recordings necessary and advisable to perfect the security interests created under the Collateral Documents after giving effect to the Merger had been made, given or accomplished.

                 11. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                 (a) no Default or Event of Default exists on the Fourth Amendment Effective Date, after giving effect to this Amendment and the Refinancing; and

                 (b) on the Fourth Amendment Effective Date, and after giving effect to this Amendment and the Refinancing, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as though such representations and warranties were made on the Fourth Amendment Effective Date.

                 12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.





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                 13.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 14. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as modified hereby.

                 15. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.


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                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                           PAGEMART WIRELESS, INC.


                                           By
                                              ----------------------------------
                                           ---

                                           Title:



                                           BT COMMERCIAL CORPORATION,
                                           as Agent


                                           By
                                              ----------------------------------
                                           ---

                                           Title:



                                           BANKERS TRUST COMPANY,
                                           as Issuing Bank


                                           By
                                              ----------------------------------
                                           ---

                                           Title:



                                           FIRST UNION NATIONAL BANK


                                           By
                                              ----------------------------------
                                           ---

                                           Title:





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                                           BANK ONE, TEXAS, N.A.


                                           By
                                              ----------------------------------
                                           ---

                                           Title:



                                           TORONTO DOMINION (TEXAS), INC)


                                           By
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                                           ---

                                           Title:



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